SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005
                                                         -----------------


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           United States                0-23817                   23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                            301 Second Avenue
                           Warren, Pennsylvania              16365
               (Address of principal executive office)    (Zip code)


Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))



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Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               Fiscal Year.
               -------------

               The Company's Board of Directors approved a change in the Company's fiscal year end from June 30 to December 31. The change will become effective at the end of the quarter ending December 31, 2005. The text of the amendments are attached as Exhibit 99 to this Current Report.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               Exhibit 99         Text of Amendment to Bylaws of Northwest
                                  Bancorp, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NORTHWEST BANCORP, INC.


DATE:  October 21, 2005                  By:/s/ William W. Harvey, Jr.
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                                            William W. Harvey, Jr.
                                            Senior Vice President, Finance and
                                            Chief Financial Officer